UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D. C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 31, 2018

Commission File Number	Registrant, State of Incorporation, Address and Telephone Number	I.R.S. Employer Identification No.
1-8809	SCANA Corporation (a South Carolina corporation)	57-0784499
100 SCANA Parkway, Cayce, South Carolina 29033
(803) 217-9000

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
❑ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
❑ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
❑ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
❑ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.
A special meeting of shareholders (the “Special Meeting”) of SCANA Corporation (“SCANA”) was held on July 31, 2018. A total of 103,205,601 shares of SCANA common stock, out of a total of 142,916,917 shares of SCANA common stock outstanding and entitled to vote as of the close of business on May 31, 2018 (the record date for the Special Meeting), were present in person or represented by proxy. A summary of the voting results for each of the following proposals, each of which is described in detail in the proxy statement/prospectus dated June 8, 2018 and first mailed to SCANA’s shareholders on or about June 15, 2018, is set forth below:
Proposal 1. Approval of the Merger Agreement
SCANA’s shareholders approved the Agreement and Plan of Merger, dated as of January 2, 2018, by and among Dominion Energy, Inc., a Virginia corporation (“Dominion Energy”), Sedona Corp., a South Carolina corporation and wholly owned subsidiary of Dominion Energy, and SCANA (the “Merger Agreement”). There were no broker non-votes. The following were the tabulated votes “For” and “Against” this proposal as well as the number of “Abstentions”:

Votes For	Votes Against	Abstentions
101,384,707	1,251,858	569,036

Proposal 2. Approval, on a Non-Binding Advisory Basis, of Compensation Payments
SCANA’s shareholders did not approve, on a non-binding advisory basis, the compensation to be paid to SCANA’s named executive officers that is based on or otherwise relates to the merger. There were no broker non-votes. The following were the tabulated votes “For” and “Against” this proposal as well as the number of “Abstentions”:

Votes For	Votes Against	Abstentions
46,845,837	54,505,355	1,854,409

Proposal 3. Adjournment of the Special Meeting
Because a quorum was present at the Special Meeting and Proposal 1 received the affirmative vote of holders of at least two-thirds of the outstanding shares of SCANA common stock, the vote on the proposal to approve the adjournment of the Special Meeting, if necessary or appropriate, to solicit additional proxies if there had not been sufficient votes to approve the Merger Agreement was not called.
Item 8.01 Other Events.
On July 31, 2018, Dominion Energy and SCANA issued a joint press release announcing SCANA shareholder approval of Proposal 1 at the Special Meeting. The full text of the press release, a copy of which is attached hereto as Exhibit 99.1, is incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits.
(d)     Exhibits.
Exhibit 99.1    Press release dated July 31, 2018

Exhibit Index

Number

99.1     Press release dated July 31, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SCANA Corporation
(Registrant)

Date: July 31, 2018	By:	/s/James E. Swan, IV
James E. Swan, IV
Vice President and Controller